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                                                                   EXHIBIT 10.16

                HUTCHISON GLOBAL COMMUNICATIONS HOLDINGS LIMITED
       (FORMERLY KNOWN AS VANDA SYSTEMS & COMMUNICATIONS HOLDINGS LIMITED)
                (incorporated in Bermuda with limited liability)
                        HK$3,200,000,000 CONVERTIBLE NOTE

                                FORM OF TRANSFER

FOR VALUE RECEIVED (receipt of which is hereby acknowledged) the undersigned hereby transfers to

HUTCHISON TELECOMMUNICATIONS INTERNATIONAL (CAYMAN) HOLDINGS LIMITED

Century Yard, Cricket Square, Hutchins Drive

P.O. Box 2681GT, George Town, Grand Cayman

British West Indies

Cayman Islands


HK$3,200,000,000 principal amount of the Hutchison Global Communications Holdings Limited (formerly known as Vanda Systems & Communications Holdings Limited) HK$3,200,000,000 Convertible Notes and all rights in respect thereof.


Dated: 20 September 2004

For and on behalf of
Mangere International Limited

/s/ Edith Shih


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Director